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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - June 1, 1997

               Chorus Communications Group, Ltd.
     (Exact name of registrant as specified in its charter)

 Wisconsin                     (333-23435)          (39-1880843)
(State or other jurisdiction   (Commission          (IRS Employer
  of incorporation)             File No.)            ID No.)

    1912 Parmenter Street, Middleton, Wisconsin  53562-3139
            (Address of principal executive offices)

Registrant's telephone number, including area code:  (608) 828-2000

           INFORMATION TO BE INCLUDED IN THE REPORT:

Item 1.        Changes in Control of Registrant.
                    None

Item 2.        Acquisition or Disposition of Assets.
          Previously, Registrant filed a Registration Statement on Form S-4, SEC File Number 333-23435. Said Registration Statement was ordered effective at April 21, 1997 - 9:00 a.m. E.D.S.T. The shareholders of Pioneer Communications, Inc. and Mid-Plains, Inc. adopted the Agreement and Plan of Merger, as such plan was described in Part I of said Registration Statement, at meetings duly held on May 16, 1997 and May 17, 1997, respectively. Subsequently, the officers of Mid-Plains, Inc. and Pioneer Communications, Inc. filed Articles of Merger with the Wisconsin Department of Financial Institutions, effective at June 1, 1997 - 12:01 a.m. C.D.S.T. (the "Effective Time"). Copies of the Articles of Merger are attached hereto as Exhibits 99(a) and 99(b). Pursuant to the Agreement and Plan of Merger, at the Effective Time Mid-Plains, Inc. and Pioneer Communications, Inc. became wholly-owned subsidiaries of Registrant, and shareholders of Mid-Plains, Inc. and Pioneer Communications, Inc. became shareholders of Registrant.

Item 3.        Bankruptcy or Receivership.
                    None

Item 4.        Changes if Registrant's Certifying Accountant.
                    None

Item 5.        Other Events.
                    None

Item 6.        Resignations of Registrant's Directors.
                    None

Item 7.        Financial Statements and Exhibits.
                    N/A

Item 8.        Change in Fiscal Year.
                    N/A

Item 9.        Sales of Equity Securities Pursuant to Regulation S.
                    N/A

                           SIGNATURES

      Pursuant  to the requirements of the Securities  Exchange
Act  of 1934, the registrant has duly caused this report to  be
signed   on  its  behalf  by  the  undersigned  hereunto   duly
authorized.

                              CHORUS COMMUNICATIONS GROUP, LTD.

Date:   June 9, 1997               By:  /s/   Howard G. Hopeman
                                   Howard G. Hopeman, Executive
                                   Vice President and
                                   Chief Financial Officer
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